                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                     NEW MEXICO AND ARIZONA LAND COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                   [NEW MEXICO AND ARIZONA LAND COMPANY LOGO]

                       NEW MEXICO AND ARIZONA LAND COMPANY
                        3033 NORTH 44TH STREET, SUITE 270
                             PHOENIX, ARIZONA 85018



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 5, 1995
                     Mailing date: on or about April 5, 1995

To our Shareholders:

We cordially invite you to the Annual Meeting of the Shareholders of New Mexico and Arizona Land Company, to be held at The Arizona Biltmore, 24th Street and Missouri, Phoenix, Arizona on Friday, May 5, 1995 at 8:30 a.m., local time, pursuant to the Company bylaws, for the following purposes:

         1.  The election of Class A directors;
         2. The ratification of KPMG Peat Marwick L.L.P. as independent auditor for the Company in 1995;

and the transaction of such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 17, 1995 will be entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. Additional copies of the proxy material may be obtained from the Secretary.

By order of the Board of Directors



/s/
Michael Kelley, Secretary
Phoenix, Arizona
April 5, 1995


  MANY SHAREHOLDERS OWN LESS THAN 100 SHARES. ALL VOTES ARE IMPORTANT. PLEASE
    SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU MAY REVOKE
       YOUR PROXY AT ANY TIME BEFORE THE SHARES ARE VOTED AT THE MEETING.

                       NEW MEXICO AND ARIZONA LAND COMPANY
                        3033 NORTH 44TH STREET, SUITE 270
                             PHOENIX, ARIZONA 85018


                                 PROXY STATEMENT
                     Mailing date: On or about April 5, 1995

- --------------------------------------------------------------------------------
                            VOTING AND OTHER MATTERS
- --------------------------------------------------------------------------------

GENERAL. The enclosed proxy is solicited by the Board of Directors of New Mexico and Arizona Land Company, an Arizona corporation ("the Company" or "NZ") for use at the Annual Meeting of Shareholders to be held on May 5, 1995. Shares represented by a properly executed proxy will be voted at the meeting. The proxy may be revoked at any time before its exercise by notifying the Secretary in person or in writing. If the proxy is signed without votes indicated in the boxes, the shares will be voted as recommended by the Board of Directors. The Proxy Statement and the accompanying proxy will be mailed to the shareholders on or about April 5, 1995.

RECORD DATE. The Board of Directors has fixed the close of business on March 17, 1995 as the record date for the determination of shareholders entitled to notice of the meeting, and to vote at it and any adjournment thereof. A copy of the Company's Annual Report and Form 10-K, including financial statements for the preceding three fiscal years, has been sent to all shareholders.

PROXY SOLICITATION. The Company will bear the cost of proxy solicitation for the annual meeting. In addition to solicitation by mail, certain directors, officers, and regular employees of the Company may, without compensation other than their regular salaries and fees, solicit proxies personally, by telephone, or electronically. The Company will reimburse brokerage firms and others for expenses in forwarding solicitation material to beneficial owners.

VOTING. Each share is entitled to one vote upon each matter presented for action. The presence in person or by proxy of a majority of the outstanding shares is required to constitute a quorum at the meeting. The affirmative vote of a majority of the shares then represented at the meeting will constitute the act of the shareholders. Abstentions are counted as "shares present" for purposes of determining the presence of a quorum, and have the effect of a vote "against" any matter as to which they are specified. Broker non-votes with respect to any matter are not considered "shares present" and will not affect the outcome of the vote on such matters. Shareholders have cumulative voting rights in the election of directors: each shareholder is entitled to vote the number of shares owned for as many persons as there may be directors to be elected; or the shareholder may cumulate the shares and give one nominee all of the shareholder's votes, multiplied by the number of directors to be elected; or the shareholder may distribute votes among as many nominees as he or she thinks fit to serve. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

- --------------------------------------------------------------------------------
           VOTING SECURITIES, PRINCIPAL HOLDERS AND INSIDER OWNERSHIP
- --------------------------------------------------------------------------------

On March 17, 1995, there were 2,479,853 shares of common stock outstanding, no par value; the Company has issued no other category of stock. The following table sets forth beneficial ownership of common stock of the Company as of March 17, 1995. For additional information about beneficial ownership, see "Election of Directors," "Executive Officer Compensation," and "Certain Relationships and Related Transactions."

=======================================================================================================================
                                                       SHARES UNDER                        PERCENT OF       PERCENT OF
                                                          OPTIONS                         COMMON STOCK     COMMON STOCK
                                         SHARES         EXERCISABLE      TOTAL SHARES       EXCLUDING       INCLUDING
                                      BENEFICIALLY       WTIHIN 60       BENEFICIALLY      EXERCISABLE     EXERCISABLE
          BENEFICIAL OWNER               OWNED(1)           DAYS(2)          OWNED           OPTIONS(1)      OPTIONS(2)
 ----------------------------------------------------------------------------------------------------------------------
 DIRECTORS AND EXECUTIVE OFFICERS
 ----------------------------------------------------------------------------------------------------------------------
 Elizabeth M. Bedewi                         7,800                              7,800                *              *
 ----------------------------------------------------------------------------------------------------------------------
 Mari P. Berry                                 100                                100                *              *
 ----------------------------------------------------------------------------------------------------------------------
 Sherman O. Kasper                             200                                200                *              *
 ----------------------------------------------------------------------------------------------------------------------
 W. Michael Kelley                           6,031                              6,031                *              *
 ----------------------------------------------------------------------------------------------------------------------
 Richard E. Leonard                         42,100                             42,100              1.7            1.7
 ----------------------------------------------------------------------------------------------------------------------
 John C. Lucking                             2,000                              2,000                *              *
 ----------------------------------------------------------------------------------------------------------------------
 William A. Pope                         1,252,475(3)     1,246,175         2,498,650             50.5           67.0
 ----------------------------------------------------------------------------------------------------------------------
 Arnold L. Putterman                        26,287(4)                          26,287              1.1            1.1
 ----------------------------------------------------------------------------------------------------------------------
 Stephen E. Renneckar                          100                                100                *              *
 ----------------------------------------------------------------------------------------------------------------------
 Ronald E. Strasburger                         300                                300                *              *
 ----------------------------------------------------------------------------------------------------------------------
 Robert Wertheim                             2,215                              2,215                *              *
 ----------------------------------------------------------------------------------------------------------------------
 Richard A. Wessman                            100                                100                *              *
 ----------------------------------------------------------------------------------------------------------------------
 Directors and Officers as a group
 (13)                                    1,339,708        1,246,175         2,595,788             53.3           69.7
 ----------------------------------------------------------------------------------------------------------------------
 OTHER 5% SHAREHOLDERS
 ----------------------------------------------------------------------------------------------------------------------
 Sun NZ L.L.C.                           1,246,175        1,246,175(5)      2,492,350            50.25           66.9
 ======================================================================================================================

*  Less than 1% of outstanding shares of common stock

FOOTNOTES:

(1) The numbers of shares shown and corresponding percentages shown include shares subject to restrictions under the Company's Restricted Stock Plan and shares owned of record by the listed person's minor children and spouse and by other related individuals and entities over whose shares such person has custody, voting control or power of disposition.

(2) The numbers of shares shown and corresponding percentages shown include the shares of Common Stock which the person has the right to acquire within 60 days of March 17, 1995. In calculating the percentage of ownership, all such shares of Common Stock which the identified person will have the right to acquire within 60 days of March 17, 1995 upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(3) Mr. Pope, as President of Sun NZ L.L.C.'s Managing Partner, may be deemed to have shared voting and dispositive power with respect to the securities owned and securities subject to option by Sun NZ L.L.C. See footnotes 5. Mr. Pope disclaims actual beneficial ownership of such securities, except to the extent of his applicable prorata ownership, if any, of Sun NZ L.L.C., and except for 6,300 shares Mr. Pope holds indirectly through Sterling Pacific Assets, a California corporation he controls. Mr. Pope's address is c/o SunChase Holdings, Inc., 2525 East Camelback Road, Suite 888, Phoenix, Arizona 85016.

(4) Mr. Putterman may be deemed to own beneficially an additional 28,990 shares of Common Stock held by relatives of Mr. Putterman and by Somers Manor Nursing Home, Inc. where Mr. Putterman is an officer of the corporation. Mr. Putterman disclaims beneficial ownership of such shares.

(5) Represents an option to acquire up to 1,246,175 shares for a period of eighteen months from April 28, 1994. On April 28, 1994, Sun NZ L.L.C. acquired 1,246,175 shares of Common Stock, representing 50.25% of outstanding Common Stock of the Company, for a purchase price of $9,100,000 (approximately $7.30 per share) from Burlington Resources, Inc. On April 28, 1994, Sun NZ L.L.C. also acquired from the Company, for a purchase price of $5,000, the above-referenced option to acquire 1,246,175 shares of Common Stock. The option grant was approved by the Company's shareholders on June 27, 1994. The source of funds used by Sun NZ L.L.C. for these acquisitions was working capital. The address of Sun NZ L.L.C. is 2525 E. Camelback Road, Suite 888, Phoenix, Arizona 85016.

Other than options granted under the Company's Restricted Stock Plan and the option to purchase up to 1,246,175 shares of Common Stock granted to Sun NZ L.L.C., there are no outstanding warrants, options or rights to purchase any shares of Common Stock of the Company, and no outstanding securities convertible into Common Stock of the Company.

                               AGENDA ITEM NO. 1.
                              ELECTION OF DIRECTORS

- --------------------------------------------------------------------------------

                     NOMINEES FOR TERMS AS CLASS A DIRECTORS
             TERMS TO EXPIRE AT THE 1997 ANNUAL SHAREHOLDERS MEETING

The following have been nominated as Class A directors, to serve for two years. Unless shareholders withhold authority, their proxies will be voted for the election of these nominees. If any nominee is unable to serve at the time of the meeting, the proxies will be voted for a substitute nominee designated by the Board of Directors. Management believes that all nominees will serve if elected.
- --------------------------------------------------------------------------------
NAME                     DIRECTOR SINCE       SHARES OWNED AT 3/17/95
- ----                     --------------       -----------------------

SHERMAN O. KASPER, 57         1994                           200
Since July, 1994, Mr. Kasper has served as President of Intrix Systems Group, a software company. Since January, 1994, Mr. Kasper has been President and CEO of Georgia 400, a holding company for, among other concerns, a company supplying fiber optic conduit to telephone companies. Since April, 1990, he also has served as President and CEO of Microport, Inc., an operating system software company.

JOHN C. LUCKING, 51           1993                         2,000
Mr. Lucking has served as an Economist for Bank One-Arizona (formerly Valley National Bank) since 1984. Bank One-Arizona is a secured creditor of the Company. Mr. Lucking also serves as a Trustee of the Tax Free Trust of Arizona (Mutual Fund of Arizona Municipal Bonds).

RONALD E. STRASBURGER, 56     1994                           300
From 1993 to present, Mr. Strasburger has been employed by Sterling Pacific Management Services, Inc. Prior to that, he was self-employed (1991-1993) as a consultant for the review, negotiation, and disposition of complex loan portfolios for various institutions after being employed by the Resolution Trust Corporation (1990-1991), and by Western Savings and Loan (1989-1990).

- --------------------------------------------------------------------------------
                   CONTINUING IN OFFICE AS CLASS B DIRECTORS(1)
                   TERMS TO EXPIRE AT THE 1996 ANNUAL MEETING
- --------------------------------------------------------------------------------
NAME                     DIRECTOR SINCE       SHARES OWNED AT 3/17/95
- ----                     --------------       -----------------------
MARI P.BERRY, 40              1994                           100
Ms. Berry has fifteen years experience in corporate lending, financial analysis, and real estate transactions. She was with Valley National Bank until 1988.
After that, she was a selfemployed consultant for the acquisition and divestiture of business and real estate assets until October, 1993 when she joined Sterling

Pacific Management Services, Inc., as Vice President--General Manager.

ARNOLD L. PUTTERMAN, 56       1988                        26,287
Mr. Putterman owns or controls 55,277 shares, but disclaims beneficial ownership in 28,990 of those shares. He is an attorney in private practice in New York City.

STEPHEN E. RENNECKAR,  50     1994                           100
Since October, 1992, Mr. Renneckar has been Vice President and General Counsel of SunChase Holdings, a California corporation. SunChase develops master-planned communities and is the managing partner, with the Resolution Trust Corporation, of the National Land Fund, a massive portfolio of real estate and real estate-secured financial vehicles. Prior to joining SunChase, Mr. Renneckar was a partner with the law firm of O'Connor Cavanagh in Tucson, Arizona.

ROBERT WERTHEIM, 62           1981                         2,215
Mr. Wertheim serves as Chairman and President of The Charter Companies, Albuquerque, including Charter Bank, Charter SW Commercial, and Charter Insurance Services.

RICHARD A. WESSMAN, 52        1994                           100
Since May, 1992, Mr. Wessman has been President of Sterling Pacific Assets, Inc., a property and financial management company. From October, 1978 to April, 1992, he was a partner in the accounting firm of Ernst & Young.

- -----------------
(1) It is anticipated that a Class B director will resign from the Board of Directors, effective at the Annual Shareholders' Meeting.

- --------------------------------------------------------------------------------
                    MEETINGS OF THE BOARD AND ITS COMMITTEES
- --------------------------------------------------------------------------------

The Company's Board of Directors met six times in 1994, and all members attended 75% or more of those meetings and the meetings of the committees to which they are assigned. There are four standing committees: Audit; Executive; Compensation and Nominating; and Retirement Plan.

AUDIT. This committee met twice in 1994, and is composed of Arnold L. Putterman, Robert Wertheim, and Richard Wessman (Chairman). The committee reviews with the Company's independent public accountants the annual audit plan, the scope and results of the audit, and internal control procedures.

COMPENSATION AND NOMINATING. This committee met twice in 1994, and is composed of John C. Lucking (Chairman), Sherman O. Kasper, and Stephen E. Renneckar. The committee administers the Company's salary, bonus, and restricted stock plans. It also recommends nominees to fill vacancies on the Board of Directors. Recommendations for nominees to the Board of Directors may be sent to the Chairman of the Compensation and Nominating Committee, in care of the Company's secretary.

EXECUTIVE. This committee did not meet in 1994. It is composed of Mari P. Berry, Richard E. Leonard, and Stephen E. Renneckar (Chairman). It is empowered to act in the absence of, but as limited by, the Board.

RETIREMENT PLAN. This committee met four times in 1994, and is composed of Ronald E. Strasburger (Chairman), Elizabeth M. Bedewi (the Company's Chief Financial Officer), W. Michael Kelley (the Company's Vice President-Law and Secretary), and Carol M. Palmer (the Company's Accounting Supervisor). The committee manages and administers the Company defined benefit retirement plan, and makes recommendations to the board of directors concerning plan administration.

DIRECTOR FEES AND EXPENSES. Board members are reimbursed for expenses incurred while attending meetings, and are paid the following compensation each year. There are no other arrangements or agreements (such as consulting contracts) between the Company and any Board member. There are no Board members who are also employees of the Company.


Director fees:
- --------------
         Annual retainer:         $6,000
         Board meetings:             700   for each meeting attended
         Committee meetings:         500   for each meeting attended, payable only to nonemployee directors
         Telephone meetings:         300   for each meeting attended, payable only to nonemployee directors

- --------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
- --------------------------------------------------------------------------------

On April 28, 1994, Sun NZ L.L.C., an Arizona limited liability company "(Sun"), acquired controlling interest in the Company by purchasing the 1,246,175 common shares owned by Burlington Resources, Inc. These shares constitute 50.25% of all outstanding common shares of the Company. Sun also retains an option, approved by the shareholders on June 27, 1994, to purchase an additional 1,246,175 shares of Common Stock. Two nominees to the Company's Board of Directors listed in this Proxy Statement (Mr. Kasper and Mr. Strasburger) and three continuing directors (Ms. Berry, Mr. Renneckar, and Mr. Wessman) are employees of either SunChase Holdings or an affiliate of SunChase. See the chart of stock ownership and the accompanying footnotes in "Voting Securities, Principal Holders, and Insider Ownership" for more information.


- --------------------------------------------------------------------------------
                         EXECUTIVE OFFICER COMPENSATION
- --------------------------------------------------------------------------------

The compensation paid to the Chief Executive Officer of the Company for the years ended December 31, 1994, 1993, and 1992 is shown in the following table. No other officer or employee of the Company received compensation of $100,000 or more during these years.

=============================================================================================================
                                          SUMMARY COMPENSATION TABLE
- -------------------------------------------------------------------------------------------------------------
                                              ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
- -------------------------------------------------------------------------------------------------------------
       NAME AND POSITION         FISCAL      SALARY        BONUS        OTHER       RESTRICTED     ALL OTHER
                                  YEAR                                 ANNUAL         STOCK         COMP.(3)
                                                                        COMP.        AWARDS(2)
- -------------------------------------------------------------------------------------------------------------
       William A. Pope,           1994             $0            $0           $0              $0           $0
       President &  CEO(1)
- -------------------------------------------------------------------------------------------------------------
      Richard E. Leonard,         1994       $142,000            $0           $0              $0     $436,500
   President, Chairman & CEO
- -------------------------------------------------------------------------------------------------------------
               "                  1993       $136,193       $20,000           $0              $0       $4,493
- -------------------------------------------------------------------------------------------------------------
               "                  1992       $126,667            $0           $0         $28,000       $2,650
=============================================================================================================


NOTES TO SUMMARY COMPENSATION TABLE:

(1) Compensation status of current CEO. William A. Pope, President and CEO, has elected to take no compensation for his services to the Company. He was appointed President and CEO on June 27, 1994.

(2) Restricted Stock Plan. The value of Mr. Leonard's 1992 restricted stock award is based on the closing price of the Common Stock on the date of the grant. Through June 27, 1994, his date of termination, Mr. Leonard had been awarded a total of 12,000 shares under the Plan, with a fair market value (based on the stock price of $7.875 on December 31, 1994) of $94,500.

(3) Salary and Change of Control Agreements. Mr. Leonard was employed under an agreement in which the Company agreed that, in the event of his termination within one year of a change in control of the Company, Mr. Leonard would be paid three times his former salary at customary Company pay intervals. Sun NZ's acquisition of 1,246,175 shares of the Company's common stock in April, 1994 constituted a change of control for purposes of this agreement, and Mr. Leonard terminated his employment with the Company on or about June 27, 1994. Pursuant to the termination agreement, Mr. Leonard continues to receive his former salary until the third anniversary of his termination of employment. He receives no other employee benefits or incentives. 401(k) Plan. Adopted in 1992 and available to all employees, the Company matches an employee's contributions to the Plan up to 3% of his or her annual salary. The Company's contribution to Mr. Leonard's 401(k) plan in 1994 was $4,500.

NEW MEXICO AND ARIZONA LAND COMPANY DEFINED BENEFIT PLAN. All employees participate in a defined benefit retirement plan. Nonemployee directors of the Company may not participate. Normal retirement age is 65, but eligible employees may elect to retire at age 60 with a reduced pension. The Plan was restated on December 6, 1994 pursuant to Federal law. A participant's gross annual pension is equal to the sum of (1) 1.5% of such participant's average annualized total compensation paid during the highest paid 60 consecutive months multiplied by years of service (up to a maximum of 25 years), plus (2) .65% of such average annualized compensation in excess of the applicable Social Security multiplied by years of service (up to a maximum of 25 years). However, in no event will the benefit be less than the "protected accrued benefit" under the prior formula. For employees hired before July 23, 1982, the "protected accrued benefit" is 50% of the average annualized total compensation paid during the highest-paid 60 consecutive months, less 60% of the applicable Social Security annuity. The following table illustrates this annual protected benefit:



            ===========================================
                     PROTECTED ACCRUED BENEFIT,
                      EMPLOYED  BEFORE 7/23/82
            -------------------------------------------
            Avg. Annual Salary         Annual Pension
            -------------------------------------------
                          $  25,000            $  6,416
            -------------------------------------------
                             50,000              16,281
            -------------------------------------------
                             75,000              27,989
            -------------------------------------------
                            100,000              40,489
            -------------------------------------------
                            125,000              52,989
            -------------------------------------------
                            150,000              65,489
            -------------------------------------------
                            175,000              77,989
            -------------------------------------------
                            185,000              82,989
            ===========================================

For those employees hired after July 23, 1982, the following table illustrates annual pension allowances under the restated formula:


       =================================================================
                    EMPLOYED AFTER 7/23/82, RESTATED FORMULA
       -----------------------------------------------------------------
       Pension Earnings                Years of Service
       ----------------  -----------------------------------------------
                           10          15           20            30
                         -----------------------------------------------
           $25,000       $ 3,750     $ 5,625        $ 7,500      $ 9,375
       ----------------  -----------------------------------------------
            50,000         8,053      11,389         15,000       18,750
       ----------------  -----------------------------------------------
            75,000        13,428      19,451         25,175       30,875
       ----------------  -----------------------------------------------



       =================================================================
                    EMPLOYED AFTER 7/23/82, RESTATED FORMULA
       -----------------------------------------------------------------
       Pension Earnings                Years of Service
       ----------------  -----------------------------------------------
           100,000        18,804      27,514         35,925       42,950
       ----------------  -----------------------------------------------
           125,000        24,179      35,576         46,675       57,750
       ----------------  -----------------------------------------------
           150,000        29,554      43,639         57,425       71,187
       =================================================================



Payments to the retirement plan trust fund are voluntary on the part of the Company, and may be discontinued at any time. In that event, however, the trust assets must be used to provide pensions in the manner set forth in the plan. The Plan is self-funded, and Company contributions are no longer necessary. The retirement benefit of Mr. Leonard will be calculated according to the formula applied for employees hired after July 23, 1982; he has seven credited years of service under the Plan.

- --------------------------------------------------------------------------------
     COMPENSATION AND NOMINATING COMMITTEE REPORT ON EXECUTIVE COMPENSATION
- --------------------------------------------------------------------------------

COMPENSATION PHILOSOPHY. The compensation of all Company employees, including executive officers, is guided by the following principles:

         1) Compensation should reward individuals for contributions to the Company's success.
         2) Compensation is critical in attracting and retaining well-qualified employees and executives.
         3) To better align management and shareholder interests, long-term incentive awards comprise a portion of executive compensation.
         4) The Company engages in volatile markets; therefore, compensation is related to long-term value created for the shareholders.

BASE SALARY. Base salary is targeted at the competitive median for companies which deal in real estate, land, and minerals in the southern Mountain States region. Salaries for executive officers are reviewed at 12-18 month intervals and may be adjusted depending on (a) the individual's contribution to the success of the Company and (b) median salary levels. A Company 401(k) plan matches employee contributions up to 3% of the employee's annual compensation.

ANNUAL INCENTIVES. The Company's Incentive Compensation Plan governs the award of annual incentive payments for all employees, including the executive officers. Awards are recommended by the President to the Board of Directors. In the case of the President, the Compensation and Nominating Committee makes the recommendation to the Board. The primary determinant in recommending awards is Company performance, of which operating income growth and operational cash flow are the primary measures.

LONG-TERM INCENTIVES. The Company's Restricted Stock Plan serves as a long-term incentive program for executive officers. In making stock awards, the Compensation and Nominating Committee considers the demonstrated value of the executive to the Company, the extent and quality of that executive's contribution to Company performance, and the desirability of retaining that executive as a Company employee. The certificates representing an executive's award are kept by the Company until certain vesting restrictions expire. Certificates are typically delivered to the executive as follows: 1/3 of the award on the third, 1/3 on the fourth, and 1/3 on the fifth anniversaries of the award. The Company has no other stock or long-term incentive plans. No restricted stock was awarded in 1994.

COMPANY PERFORMANCE AND CEO COMPENSATION. Mr. Leonard's base salary was raised to $144,000 in March, 1994 in recognition of his efforts in reducing long-term debt. He served as President, Chief Executive Officer, and Chairman of the Board until June 27, 1994. See footnote 3 of the Summary Compensation Table of this Proxy Statement for information regarding payments to Mr. Leonard under a termination agreement.

William A. Pope, current President and CEO, has elected to take no compensation for his services to the

Company. Stephen E. Renneckar, current Chairman of the Board of Directors, receives compensation as set forth in the "Meetings of the Board and Its Committees" section of this Proxy Statement.

Dated March 31, 1995
New Mexico and Arizona Land Company Compensation and Nominating Committee:
      John C. Lucking (Chairman)
      Sherman O. Kasper
      Stephen E. Renneckar

- --------------------------------------------------------------------------------
                          STOCK PRICE PERFORMANCE GRAPH
- --------------------------------------------------------------------------------

The following compares the total return of New Mexico and Arizona Land Company, the AMEX Composite Index, and an industry index composed of SIC Code 651: Real Estate Operators and Lessors:

                         Five Year Total Return Chart
                     New Mexico and Arizona Land Company

                                    1989       1990       1991       1992       1993       1994
                                    ----       ----       ----       ----       ----       ----
New Mexico and Arizona Land          100      60.00      64.00      92.00      96.00      84.00
SIC 651: Real Estate Operators       100      54.95      63.52      67.61      81.38      76.91
AMEX Composite Index                 100      84.80     104.45     105.88     125.79     111.12




                              AGENDA ITEM NO. 2.
                           RATIFICATION OF AUDITORS

The Board of Directors has selected KPMG Peat Marwick L.L.P. to audit the accounts of the Company in 1995 and requests that this selection be ratified by the shareholders. Peat Marwick representatives will be present at the Annual Shareholders' Meeting to make a statement if they so desire and to respond to questions. Messrs. Putterman, Wertheim, and Wessman are the members of the Board's Audit Committee. Peat Marwick has advised the Company that neither Peat Marwick nor any of its partners has any direct or indirect material relationship with the Company.

The Audit Committee approves in advance the scope of the annual audit and the non-audit services to be rendered. The Committee believes the services rendered by Peat Marwick during 1994 were appropriate and did not affect the auditor's independence. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK L.L.P.

                              OTHER INFORMATION

It is not anticipated that any other matters will be brought before the Annual Meeting. If other matters are properly presented, however, the Proxy Committee members will have discretion to vote thereon according to their best judgment.

SECTION 16(a) REQUIREMENTS. Section 16(a) of the Securities and Exchange Act of 1934, as amended requires the Company's directors, officers, and persons owning more than 10% of a registered class of the Company's registered equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based on its review of copies of such forms it received, the Company believes that during 1994 all applicable filing requirements were complied with, except that one Form 4 for William A. Pope due on July 10, 1994 was inadvertently not filed until January 10, 1995.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING. A proposal submitted by a shareholder and intended for inclusion in the proxy statement for the 1996 Annual Shareholders' Meeting must be received by the Company Secretary by December 10, 1995 to be included in the Proxy statement for the 1996 Annual Shareholders' Meeting.

The Proxy Committee appointed by the Board of Directors:
   Stephen E. Renneckar and Michael Kelley
       Phoenix, Arizona
       March 31, 1995

                       NEW MEXICO AND ARIZONA LAND COMPANY

                                   1995 PROXY

Solicited on behalf of the Board of Directors of New Mexico and Arizona Land Company. Directors recommend for Items 1 and 2. The undersigned shareholder of New Mexico and Arizona Land Company hereby appoints Stephen E. Renneckar and W. Michael Kelley, or either of them, as proxies of the undersigned, each with power of substitution, at the annual meeting of shareholders of the Company to be held in Phoenix, Arizona on Friday, May 5, 1995 at 8:30 a.m. and any adjournments thereof, to vote all common shares of the Company held or owned by the undersigned, as follows:

1.   ELECTION OF CLASS A DIRECTORS:    Sherman O. Kasper, John C. Lucking,
                                       Ronald E. Strasburger

     FOR all nominees (except as marked below)       WITHHOLD AUTHORITY to vote
  ---                                            ---    for nominees

To withhold authority to vote for individual nominees, write those nominees' names immediately below:

- --------------------------------------------------------------------------------

2.  RATIFICATION OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS FOR 1995:

               FOR                     AGAINST                      ABSTAIN
          ----                     ----                        ----






In their discretion, the Proxies are authorized to vote upon other business as may properly come before the meeting.

The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2. The right to revoke this proxy at any time before it is voted is reserved.

                         Date:
                               ------------------------------------------------

                         Signature:
                                    -------------------------------------------

                         Signature:
                                    -------------------------------------------

                         (Sign as shown. If held jointly, all holders should
                          sign.  If held in a certain capacity, so state.)